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                                                                    EXHIBIT 10.4

                      COLLATERAL ASSIGNMENT AND AGREEMENT


         THIS COLLATERAL ASSIGNMENT AND AGREEMENT (this "Assignment") is dated as of August 2, 1996, by and between INTEGRITY INCORPORATED, a Delaware corporation (the "Borrower"), and CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement, dated as of August 2, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender will make available to Borrower revolving credit loans of up to $6,000,000 (the "Revolving Credit Loans") and a term loan in the original principal amount of $13,000,000 (the "Term Loan" and, together with the Revolving Credit Loans, the "Loans"); and

         WHEREAS, the Borrower is a party to those certain agreements set forth on Schedule I attached hereto (collectively, as each has been and may be amended, extended, renewed and replaced, the "Assigned Agreements"); and

         WHEREAS, the Lender has required, as a condition to their entry into the Loan Agreement and the making of the Loans pursuant to the terms thereof that the Borrower execute and deliver to the Lender this Assignment to secure the Obligations of the Borrower under the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises, the terms and conditions herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed as follows:

         1. CERTAIN DEFINITIONS. Defined terms used herein (as identified by the initial capitalization thereof) but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. ASSIGNMENT. Subject to the provisions of Section 16 hereof, the Borrower hereby collaterally assigns, transfers and sets over unto Lender as collateral security for the due and punctual payment of the Obligations described in Section 3 hereof, all of the Borrower's now existing and hereafter arising right, title and interest, powers, options, privileges, remedies and other benefits (including, without limitation, all management fees) under each of the Assigned Agreements, including in each case, without limitation, the right to give all consents, waivers and releases, to take all action upon the happening of any breach or default giving rise to any right (including rights to the payment of money, rights of indemnity and setoff, and rights to






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defer payment or amounts or to compel specific performance) in the Borrower's favor under the Assigned Agreements, and to do any and all other things whatsoever which the Borrower is or may become entitled to do under the Assigned Agreements.

         3. OBLIGATIONS. The collateral assignment contained herein shall secure the due and punctual payment of the Obligations and any and all other indebtedness, liabilities and obligations of the Borrower to Lender of every kind and nature (including, without limitation, interest, charges, expenses, attorneys' fees and other sums chargeable to the Borrower by Lender and future advances made to or for the benefit of the Borrower), whether arising under this Assignment, the Loan Agreement, the other Loan Documents or any financing arrangement entered into by the Borrower and Lender prior to the date hereof or after the date hereof, or acquired by Lender from any other source, whether arising by reason of an extension of credit, opening of a letter of credit, loan, lease, credit card arrangement, guaranty, indemnification or in any other manner, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter acquired (collectively, the "Obligations").

         4. NO LIABILITY ON LENDER. This Assignment is executed by the Borrower only as security for the Obligations, and, therefore, the execution and delivery of this Assignment shall not subject Lender to, or transfer or pass to Lender, or in any way affect or modify, the liability of the Borrower under any or all of the Assigned Agreements, it being understood and agreed that notwithstanding this Assignment or any subsequent assignment, all of the obligations of the Borrower under each and every one of the Assigned Agreements shall be and remain enforceable against, but only against, the Borrower, and not Lender.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender as follows:

                 (a) each of the Assigned Agreements is now valid and subsisting and in full force and effect;

                 (b) all the amounts thereby reserved and payable by the Borrower under any of the Assigned Agreements prior to the date hereof have been paid; all of the Borrower's covenants and the conditions therein contained have been observed and performed in all material respects; the Borrower is not in default under any of the terms of any of the Assigned Agreements; and, to the best of the Borrower's knowledge, there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder;

                 (c) the Borrower's interest in each of the Assigned Agreements is free and clear of all liens and encumbrances thereon other than Permitted Liens; and





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                 (d)      the Borrower has good and lawful authority to assign
and transfer to Lender each of the Assigned Agreements in the manner and form set forth herein and all consents necessary for such assignments have been obtained.

         6. COVENANTS. To protect the security afforded by this Assignment, the Borrower covenants to Lender that from and after the date hereof and until the termination of this Assignment and the payment and satisfaction in full of the Obligations, it will, unless the Lender shall otherwise consent in writing:

                 (a) faithfully abide by, perform and discharge each and every material obligation, covenant, condition, duty and agreement imposed upon it by each of the Assigned Agreements;

                 (b) not amend, modify or otherwise change any Assigned Agreement, fail to exercise any of its rights, privileges or options thereunder, release any other party thereto from the performance of such party's obligations thereunder, or grant any waiver, consent or indulgence thereunder to any other party thereto except where such amendment, modification or change would not have an adverse affect upon the Lender's rights therein;

                 (c) not terminate any Assigned Agreement prior to the end of the stated term thereof; and

                 (d) at its sole cost and expense, enforce compliance with the terms and provisions of the Assigned Agreements by each other party thereto.

         7. DEFAULT. Any of the following events shall constitute an "Event of Default" hereunder: the occurrence of an Event of Default under the Loan Agreement (including, but not limited to, Section 9.3 thereof as a result of any default by Borrower in the due observance or performance of any covenant, warranty, condition or agreement herein contained or failure by Borrower to refrain from any act from which this Assignment requires it to refrain).

         8. REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default hereunder and during the continuance thereof, Lender may, without notice to the Borrower, take one or more of the following actions, each of which shall be cumulative and in addition to any other rights of the Lender in and to any other property of the Borrower in which Lender has been granted a security interest as security for the payment of the Obligations:

                 (a) declare that the collateral assignment contained herein has become absolute and indefeasible and exercise, at any time or from time to time, as the Lender determines in its sole and absolute judgement, any or all of the Borrower's rights under any or all of the Assigned Agreements, including, but not limited to, the right to give all consents, waivers and releases, to





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receive and retain all payments paid or payable under any Assigned Agreement, to take all action upon the happening of any breach or default giving rise to any right in the Borrower's favor under the Assigned Agreements, and to do any and all other things whatsoever which the Borrower is or may become entitled to do under the Assigned Agreements;

                 (b) assign all of the Borrower's right, title and interest in and to any of the Assigned Agreements to any third party or parties who shall assume all of the Borrower's obligations under such Assigned Agreement;

                 (c) cure any default under any Assigned Agreement constituting such Event of Default hereunder, but without any obligation to do so, thereby reinstating such Assigned Agreement, and the sum or sums of money so paid by Lender for any and all such purposes shall be deemed to be part of the Obligations hereby secured and shall be immediately due and payable and collectible with or as part of and in the same manner as the Obligations; and/or

                 (d) may, but shall have no obligation to (and shall not thereby release the Borrower from any obligation hereunder), institute or prevent the same in such manner and to such extent as Lender may deem necessary or advisable to protect the security provided hereby, which rights of Lender shall specifically include, without limiting Lender's general powers herein granted, the right to institute, appear in and defend any action or proceeding purporting to affect the security hereof and the rights or powers of Lender hereunder; and in exercising any such powers, Lender may pay necessary or advisable costs and expenses, employ counsel and incur and pay actually incurred attorneys' fees. Such costs, expenses and fees will constitute additional obligations, and the Borrower will reimburse Lender for such costs, expenses and fees on demand.

         9. APPLICATION OF PROCEEDS. Lender may assign the proceeds or any realization in respect of the Assigned Agreements received by Lender in its sole discretion on account of any part or all of the Obligations and in such order as Lender may deem appropriate; and such application may be changed or varied from time to time at the discretion of Lender; and Lender before applying the same as aforesaid may deduct all fees charges and expenses owed to it.

         10. POWER OF ATTORNEY. Upon the occurrence or existence of any Event of Default, and during the continuation thereof, the Borrower does hereby constitute Lender its true and lawful attorney, irrevocably, with full power of substitution, in Lender's name or otherwise to ask, require, demand, receive, compound and give acquittance for each and every payment due or to become due, or any such payment or payments, under or arising out of any of the Assigned Agreements to which the Borrower is or may become entitled, to enforce compliance with each or any term





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or provision of any one (1) or more of the Assigned Agreements by each other party thereto, to endorse each and every check or other instrument or order in connection therewith, or any one (1) or more of them, and to file any claim or claims, take any action or actions or institute any proceeding or proceedings which Lender may deem to be necessary or advisable. The foregoing power of attorney is coupled with an interest and shall be irrevocable until the Obligations have been fully paid and discharged and the Loan Agreement has been terminated.

         11. TERMINATION. Upon the final and indefeasible payment in full and satisfaction of all of the Obligations and the termination of all financing arrangements between Lender and the Borrower, this Assignment and all rights herein assigned to Lender shall terminate, and all right, title and interest of Lender in and to each and every one of the Assigned Agreements shall revert to the Borrower.

         12. FURTHER ASSURANCES. The Borrower will, from time to time, do and perform any other act or acts and will execute, acknowledge, deliver and file, register, record and deposit (and will refile, reregister, rerecord and redeposit whenever required) any and all further instruments required by law or reasonably requested by Lender in order to confirm, or further assure, the interests of Lender hereunder.

         13. NOTICES. The Borrower shall cause a copy of each notice or communication received from each of the other parties to any one or more of the Assigned Agreements, which notice or communication shall notify the Borrower of any default, breach or other violation, on the part of the Borrower, under any one or more of the Assigned Agreements, to be promptly delivered to Lender in the manner and at the place provided for in the Loan Agreement for the giving of notices and communications thereunder, or at such other address or in such other manner as Lender shall designate.

         14. SUCCESSORS AND ASSIGNS. This Assignment shall bind and inure to the benefit of the successors and assigns of the parties hereto.

         15. ASSESSMENTS. The Borrower agrees to make no further assignments of the Assigned Agreements or any interest therein.

         16. THE BORROWER'S RIGHT TO ENFORCE AGREEMENTS. Lender hereby agrees with the Borrower that, so long as no Event of Default (including a breach by the Borrower of any of its covenants and agreements contained herein) shall have occurred and be continuing:

                 (a) The Borrower shall have the right to receive all amounts paid or payable in connection with each of the Assigned Agreements. Upon and after the occurrence of any Event of Default and during the continuation thereof, all rights of the





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Borrower to receive any payments under any of the Assigned Agreements shall cease, and all such rights shall thereupon become vested in the Lender, and the Lender shall have the sole and exclusive right to receive and retain the payments which the Borrower would otherwise be authorized to receive and retain pursuant to this Section. In such event, the Borrower shall pay over to the Lender any payments received by it under or pursuant to any of the Assigned Agreements and any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section shall be retained by the Lender as collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions hereof.

                 (b) The Lender will not exercise or enforce, or seek to exercise or enforce, or avail itself of, any of the other rights, powers, privileges, authorizations and benefits assigned and transferred to Lender pursuant to this Assignment, and that the Borrower, so long as no Event of Default shall have occurred and be continuing, may exercise or enforce, or seek to exercise or enforce, such rights, powers, privileges, authorizations and benefits in conformity with the provisions of this Assignment.

         17. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original, and all such counterparts shall constitute but one and the same instrument.

         18.      TIME IS OF THE ESSENCE.  Time is of the essence in this
Assignment.

         19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE BORROWER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. THE BORROWER HEREBY IRREVOCABLY APPOINTS THE LENDER AS ITS AUTHORIZED AGENT AND ATTORNEY-IN-FACT TO RECEIVE ON BEHALF OF THE BORROWER AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF NEW YORK. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER, IN CARE OF THE BORROWER, IN ACCORDANCE





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WITH SECTION 7.7 HEREOF AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND
DIRECTS THE BORROWER TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT THE FAILURE OF THE LENDER TO GIVE ANY NOTICE OF ANY SUCH SERVICE TO THE BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

         20. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, THE BORROWER AND THE LENDER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS ASSIGNMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE BORROWER OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOANS TO THE BORROWER.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to set their hands and seals as of the date first above written.

                                    "Borrower"

                                    INTEGRITY INCORPORATED


                                    By: /s/ P. Michael Coleman
                                       ---------------------------------
                                       Name:  P.Michael Coleman
                                       Title: Chairman, Chief Executive Officer
                                                 and President

                                    Attest: /s/ Alison S. Richardson
                                           -----------------------------
                                           Name:  Alison S. Richardson
                                           Title: Secretary

                                            [CORPORATE SEAL]

                                    "Lender"

                                    CREDITANSTALT CORPORATE FINANCE, INC.


                                    By: /s/ Robert M. Biringer
                                       ---------------------------------
                                       Robert M. Biringer
                                       Senior Vice President


                                    By: /s/ Scott Kray
                                       ---------------------------------
                                       Scott Kray
                                       Senior Associate





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                                   SCHEDULE I

                     TO COLLATERAL ASSIGNMENT AND AGREEMENT




1. Product Distribution Agreement, dated as of April 1, 1996, by and between Borrower and Word, Incorporated.

2. Warehouse and Shipping Agreement, dated as of June 1, 1994, by and between Borrower and Warren Industries, Inc.

3. Master Vault Storage Agreement, dated as of October 16, 1995, by and between Borrower and Grelot Mini Storage, Inc.

4. Contract Fulfillment Agreement, dated as of September 1, 1994, by and between Borrower and Spring Arbor Distribution Agreement.





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